STOCK PURCHASE AGREEMENT

         STOCK PURCHASE AGREEMENT made on the 10th day of December, 1998 by and between TTR INC., a private company established under the laws of the State of Delaware (the "Company") with offices at 1841 Broadway, New York, N.Y. and Dalimore Consultants Ltd., a private company established under the laws of the Isle of Man with offices at Suite 1, Empress House, Empress Dr., Isle of Man (the "Purchaser").

                               W I T N E S S E T H

         WHEREAS, the Purchaser desires to subscribe for and purchase up to 166,667 shares of Common Stock, par value $0.001, of the Company (the "Shares"), for a per Share purchase price of $0.60 (up to an aggregate purchase price of $100,000) (the "Purchase Price");

         WHEREAS, the Company is willing to sell the Shares to the Purchaser on the terms and conditions set forth herein.

         NOW,   THEREFORE,   in  consideration  of  the  mutual  agreements  and
considerations set forth herein, the parties hereby agree as follows.

1. Subscription for and Purchase of Stock; Issuance of Warrants

         1.1 Purchase of Stock. Subject to the terms and conditions stated herein, the Purchaser hereby subscribes for and agrees to purchase, and the Company agrees to sell to the Purchaser, the Shares in consideration of the payment by the Purchaser of the Purchase Price, on such dates as the Company may demand from the Purchaser from time to time ("Purchase Dates").

         1.2 Delivery. The Purchaser shall deliver to the Company, on each of the Purchase Dates, the amount of the Purchase Price then requested by the Company in immediately available funds by wire transfer to a bank account designated by the Company or by check made payable to Company or as Company designates. Upon and subject to receipt of the full amount of the Purchase Price then requested, the Company shall deliver to the Purchaser stock certificate(s), registered in the Purchaser's name for such number of the Shares then purchased.

2. Representations of the Purchaser; Restrictions on Transfer

         2.1 General Restriction on Transfer. Except for transfers otherwise permitted by this Agreement or applicable law, the Purchaser agrees that it will not transfer any of the Shares.

         2.2 Not for Resale. The Purchaser represents that it is acquiring the Securities for investment for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (each a "Transfer") any of the Securities unless such Transfer

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complies with the  provisions of this Agreement and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder (the "Securities Act"), or (ii) counsel for the Purchaser shall have furnished the Company with an opinion, reasonably acceptable to the Company, that no such registration is required because of the availability of an exemption under the Securities Act.

         2.3 Certain Permitted Transfers. Notwithstanding the general prohibition on Transfers contained herein, the Company acknowledges and agrees that any Transfer in a private transaction which does not include a public distribution is permitted and need not require an opinion of counsel, provided, that prior to such Transfer, the transferee shall deliver to the Company a valid written undertaking to be bound by the terms of this Agreement.

         2.4 Rule 144 Sales. The Purchaser may sell at any time any of the Securities in a Rule 144 Transaction (as hereinafter defined); provided, that, each such sale shall be made in compliance with this Section 2.4. If any of the Securities are disposed of according to Rule 144 ("Rule 144 Transaction") under the Securities Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to filed with the Securities and Exchange Commission.

         2.5 Legend. Each certificate representing the Shares shall bear the following legend:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE OR ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF NOVEMBER__, 1999 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY)."

         2.6 Qualified Investor The Purchaser hereby represents and warrants to the Company as follows:

          (a) it has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed investment decision with respect thereto, and it or its advisors have received such information requested by them concerning the Company in order to evaluate the merits or risks of making this investment. Further, it is acknowledged that the Purchaser or its attorney, accountant or advisor have had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the Company.


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          (b)  The  purchase  of the  Securities  involves  risks  which  it has evaluated, and is able to bear the economic risk of such purchase including the total loss of its investment. It has been advised of the current financial condition of the Company and of the possible adverse effects of such financial condition on the Company's general business.

3. Company's Representations and Warranties

         3.1 The Company has all requisite power and authority to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in this Agreement, and all corporate action required to be taken by the Company for the due and proper authorization, issuance and delivery of the Securities will, upon delivery thereof, have been validly and sufficiently taken. The Securities, when sold and paid for as contemplated in this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and, except as otherwise provided by applicable law, free of all liens, claims and encumbrances.

         3.2 The Company has full corporate right, power and authority to enter into this Agreement and to issue the Securities, and this Agreement and the Securities have been or will be duly authorized, executed and delivered by the Company and constitutes or will constitute the valid and binding agreement of the Company.

4. Piggyback Registration

         At any time that the Company proposes to register any of its stock or other securities under the Securities Act of 1933, as amended, (other than registration relating solely to the sale of securities to participants in a Company stock plan), the Company shall, all at the Company's cost, include the Shares in such registration statement. If such registration statement is being filed in connection with an underwritten public offering, the Company shall request that the managing underwriter (if any) of such underwritten offering include the Shares. If such underwriter agrees to include the Shares in the underwritten offering, the Company shall cause to be registered under the Act all of the Shares; provided, that, if the managing underwriter of such underwritten offering shall advise the Company that it declines to include a portion or all of the Shares in the registration statement, then such Shares shall be excluded from such registration statement.

         In any event, the Company shall not be required to include the Shares unless the Purchaser accepts the terms of the underwriting as agreed between the Company and the underwriter.

5. Miscellaneous

         5.1 Notices. All notices and other communications provided herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by certified mail, postage prepaid, to a party's designated address set froth above, if sent by facsimile, to its facsimile number at such address.

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         5.2 Counterparts;  Entire Agreement.  This Agreement may be executed in counterparts. This Agreement and the Warrant annexed hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

         5.3 Binding Effect. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         5.4 Amendment. This Agreement may be amended only by a written instrument signed by the parties hereto which specifically states that it is amending this Agreement.

         5.5 Applicable Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with, the laws of the State of New York.

         5.6 Headings. The headings herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit, expand or otherwise affect any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                          TTR INC.


                                          By: /s/ MARC TOKAYER
                                              ---------------------------
                                                  Marc D. Tokayer
                                                  President


                                          DALIMORE CONSULTING LTD.

                                          By: /s/ IRENE MORRISON
                                              ---------------------------
                                                  Irene Morrison
                                          Title:  Director


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